Nationwide Life Insurance Company: • Nationwide Variable Account - 7 • Nationwide Variable Account - 9

Prospectus supplement dated December 8, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your contract.  Effective May 1, 2008, this investment option changed its name as indicated below.

OLD NAME	NEW NAME
Van Kampen Life Investment Trust – Strategic Growth Portfolio: Class II	Van Kampen Life Investment Trust – Capital Growth Portfolio: Class II